OTHER NON-CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2024
OTHER NON-CURRENT ASSETS [Abstract]
Components of other non-current assets
Other non-current assets are comprised of the following:

(in thousands of $)	2024	2023
Oil derivative instrument (note 27)	58,676	105,948
Gas derivative instrument (note 27)	47,152	53,663
MTM asset on IRS derivatives (note 27)	32,995	36,690
Pre-operational assets (1)	8,782	189,023
Operating lease right-of-use-assets (2)	6,771	7,386
Pre-COD contractual cash flows (note 18.1)	—	105,400
Other	5,855	1,696
Other non-current assets	160,231	499,806
(1) “Pre-operational assets” comprised of project engineering costs, long lead items and deposit for a donor vessel relating to the MKII FLNG (“MKII FLNG”), as well as capitalized cost for the Macaw Energies project:
•In March 2024, we completed the acquisition of the Fuji LNG, for total consideration of $77.5 million. Consequently, the $15.5 million deposit for the donor vessel was reclassified from “Other non-current assets” to “Vessels and equipment, net” in the consolidated balance sheet.
•In September 2024, we entered into an EPC agreement for MKII FLNG, reinforcing certainty of the conversion. Consequently all MKII FLNG costs previously classified as “Other non-current assets” were reclassified to “Assets under development” in the consolidated balance sheets.
•Macaw's flare to gas mobile kit (“F2X”) project included capitalized engineering and other directly attributable costs of $8.8 million as of December 31, 2024 (December 31, 2023: $4.4 million). Our Board of Directors approved up to $30.0 million of expenditure for Macaw Energies, of which, the remaining commitment as of December 31, 2024 is $2.7 million.
(2) Operating lease right-of-use-assets mainly comprises of our office premises leases in London and Oslo.